EXPENSE LIMIT AGREEMENT

         Expense Limit Agreement made as of May 1, 2006 and as revised on January 1, 2008 between Pioneer Investment Management, Inc. ("PIM"), on behalf of itself and its affiliates, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and Pioneer Funds Distributor, Inc. ("PFD"), and each of the Pioneer Funds listed on Annex A, as updated from time to time (each a "Fund").

         Whereas PIM, PIMSS and PFD wish to reduce the expenses of each Fund;and

         Whereas each Fund wishes to have PIM enter into such an agreement.

         Now therefore the parties agree as follows:

         SECTION 1 Special Class A Limitations. The expenses attributable to each class of shares of the Funds listed on Annex B, as updated from time to time, shall be reduced, if necessary, so that the Ordinary Operating Expenses (as defined below) of each Fund attributable to such class of shares do not exceed the percentage of average daily net assets attributable to the applicable class of shares of such Fund as set forth on Annex B. This expense limitation shall be effected first by PIMSS waiving transfer agency fees and expenses allocated to the applicable class of shares. If waiving transfer agency fees and expenses alone is not sufficient to achieve the expense limitation reflected in Annex B, PFD shall waive Rule 12b-1 fees attributable to the applicable class of shares. In the event that waiving transfer agency fees and expenses and Rule 12b-1 fees attributable to a class of shares is not sufficient to achieve the expense limitation reflected in Annex B, PIM shall reimburse other expenses or waive other fees ("Fund-Wide Expenses") to the extent necessary to further reduce the expenses attributable to that class of shares to the percentage of average daily net assets reflected in Annex B. In the event that PIM waives or reimburses any Fund-Wide Expenses, PIM also agrees to waive or reimburse the Fund-Wide Expenses attributable to any other authorized class of shares to the same extent that such expenses are reduced for the class of shares that required the reduction of Fund-Wide Expenses.

         SECTION 2 Amendment or Termination of Expense Limits. PIM may terminate or modify these expense limitations only in accordance with this Agreement. PIM agrees that the expense limitations set forth in Annex B shall continue in force until the date set forth with respect to each Fund (and class thereof) in Annex B; provided, that Pioneer may extend a date reflected in Annex B from time to time.

         SECTION 3 Termination of Expense Reimbursement Provisions. Notwithstanding anything to the contrary in any predecessor to this Agreement, PIM agrees that it shall not be entitled to be reimbursed for any expenses that PIM, PIMSS or PFD has waived or limited.

         SECTION 4 Ordinary Operating Expenses. For purposes of this Agreement, Ordinary Operating Expenses means all expenses of the Funds other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

         SECTION 5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware.
                           --------------

         SECTION 6 Existing Agreements Superseded. In the case of each Fund, to the extent that this Agreement provides for expense limit arrangements for the same classes of the Fund to which an existing expense limit agreement relates (each an "Existing Agreement"), this Agreement shall supersede and replace the Existing Agreement.

         In witness whereof, the parties hereto have caused this Agreement to be signed as of the 1st day of January, 2008.
                                                     Each of the Funds Listed on
Annex A.

                                                     By: /s/ Daniel K. Kingsbury
                                                      --------------------------
                                                       Name: Daniel K. Kingsbury
                                                 Title: Executive Vice President

                                             PIONEER INVESTMENT MANAGEMENT, INC.

                                                         By: /s/ Mark D. Goodwin
                                             -----------------------------------
                                                           Name: Mark D. Goodwin
                                       Title: Executive Vice President and Chief
                                                               Operating Officer

                                                                         Annex A

Pioneer AmPac Growth Fund (a series of Pioneer Series Trust II)
Pioneer Bond Fund
Pioneer AMT-Free CA Municipal Fund (a series of Pioneer Series Trust II) Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II)
Pioneer Classic Balanced Fund (a series of Pioneer Series Trust IV)
Pioneer Cullen Value Fund (a series of Pioneer Series Trust III)
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Floating Rate Fund (a series of Pioneer Series Trust VI)
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer Global Aggregate Bond Fund (a series of Pioneer Series Trust VII) Pioneer Global Diversified Equity Fund (a series of Pioneer Series Trust VII) Pioneer Global High Yield Fund (a series of Pioneer Series Trust VII)
Pioneer Global Select Equity Fund (a series of Pioneer Series Trust V)
Pioneer Government Income Fund (a series of Pioneer Series Trust IV)
Pioneer High Income Municipal Fund (a series of Pioneer Series Trust V)
Pioneer High Yield Fund
Pioneer Ibbotson Aggressive Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)
Pioneer Ibbotson Conservative Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)
Pioneer Ibbotson Growth Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)
Pioneer Ibbotson Moderate Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)
Pioneer Independence Fund
Pioneer Institutional Money Market Fund (a series of Pioneer Series Trust IV) Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Oak Ridge All Cap Growth Fund (a series of Pioneer Series Trust V) Pioneer Oak Ridge Large Cap Growth Fund (a series of Pioneer Series Trust I) Pioneer Oak Ridge Small Cap Growth Fund (a series of Pioneer Series Trust I) Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Research Value Fund (a series of Pioneer Series Trust V)
Pioneer Select Research Growth Fund (a series of Pioneer Series Trust V) Pioneer Select Value Fund
Pioneer Short Term Income Fund
Pioneer Small and Mid Cap Growth Fund (a series of Pioneer Series Trust II) Pioneer Strategic Income Fund

                                                                                                            Annex B
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                               Fiscal        Regular
                                                              Year End      Prospectus      Expense
Fund                                               Class                       Date          Limit     Expiration
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Value Fund                            A          2/28           7/1           1.25%        7/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          2/28           7/1           2.15%        7/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          2/28           7/1           2.15%        7/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Equity Fund                    A          3/31           8/1           1.45%        8/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          3/31           8/1           2.35%        8/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          3/31           8/1           2.35%        8/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Fundamental Growth Fund                      A          3/31           8/1           1.25%        8/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          3/31           8/1           2.15%        8/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          3/31           8/1           2.15%        8/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Bond Fund                                    A          6/30           11/1          1.00%        11/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          1.90%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          1.90%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          6/30           11/1          1.25%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Z          6/30           11/1          0.80%        11/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Cullen Value Fund                            A          6/30           11/1          1.25%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          2.15%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          2.15%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          6/30           11/1          1.40%        11/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Moderate Allocation Fund            A          7/31           12/1          0.74%        12/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.52%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.52%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Growth Allocation Fund              A          7/31           12/1          0.79%        12/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.57%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.57%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Aggressive Allocation Fund          A          7/31           12/1          0.85%        12/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.64%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.64%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Conservative Allocation Fund        A          7/31           12/1          0.78%        12/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.68%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.68%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Classic Balanced Fund                        A          7/31           12/1          1.16%        12/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          2.06%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          2.06%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Government Income Fund                       B          7/31           12/1          1.89%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Institutional Money Market Fund              1          7/31           12/1          0.25%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     2          7/31           12/1          0.50%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     3          7/31           12/1          0.75%        12/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Europe Select Equity Fund                    A          8/31           1/1           1.50%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.40%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.40%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Short Term Income Fund                       A          8/31           1/1           0.90%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           1.80%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Select Equity Fund                    A          8/31           1/1           1.30%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.20%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.20%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Research Value Fund                   A          8/31           1/1           1.25%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Research Growth Fund                  A          8/31           1/1           1.25%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer High Income Municipal Fund                   A          8/31           1/1           0.90%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge All Cap Growth Fund                A          8/31           1/1           1.25%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%        1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          8/31           1/1           0.95         1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Strategic Income Fund                        Z          9/30           2/1           0.85%        2/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global High Yield Fund                       A          10/31          3/1           1.10%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          10/31          3/1           2.00%        3/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.00%        3/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Z          10/31          3/1           0.90%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Equity Income Fund                           Z          10/31          3/1           0.85%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer High Yield Fund                              Z          10/31          3/1           0.85%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Floating Rate Fund                           A          10/31          3/1           1.10%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.00%        3/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Aggregate Bond Fund                  A           10/31          3/1           1.00%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                    C           10/31          3/1           1.90%        3/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Diversified Equity Fund              A           10/31          3/1           1.30%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                    C           10/31          3/1           2.20%        3/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Emerging Markets Fund                        A          11/30          4/1           1.95%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.85%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.85%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           2.20%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Value Fund                     A          11/30          4/1           1.70%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.60%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.60%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Large Cap Growth Fund              A          11/30          4/1           1.20%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.10%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.10%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           1.45%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Small Cap Growth Fund              A          11/30          4/1           1.40%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.30%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.30%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Equity Fund                           A          11/30          4/1           1.25%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.15%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Equity Opportunity Fund                      A          11/30          4/1           1.25%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.15%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%        4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Fund                                         Z          12/31          5/1           0.85%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Research Fund                                A          12/31          5/1           1.25%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Independence Fund                            A          12/31          5/1           1.25%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AmPac Growth Fund                            A          12/31          5/1           1.25%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Small and Mid Cap Growth Fund                A          12/31          5/1           1.25%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AMT-Free Municipal Fund                      A          12/31          5/1           0.82%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           1.72%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           1.72%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AMT-Free CA Municipal Fund                   A          12/31          5/1           0.86%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           1.76%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           1.76%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
